EXHIBIT 99.1

REGISTRATION RIGHTS AGREEMENT

among

TERRA INDUSTRIES INC.,

TAURUS INVESTMENTS S.A.

and

the other SHAREHOLDERS NAMED HEREIN

Dated as of August 6, 2004

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of August 6, 2004 (the “Agreement”), among TERRA INDUSTRIES INC., a Maryland corporation (the “Company”), and TAURUS INVESTMENTS S.A., a company incorporated in the Grand Duchy of Luxembourg, and the other shareholders named on the signature pages hereto or who become a party to this Agreement subsequent to the date hereof (each referred to as a “Shareholder” and collectively as “Shareholders”). Certain capitalized terms are defined in Section 9 hereof.

WHEREAS the Shareholders have requested the Company to take certain steps to facilitate the sale to the public of certain common shares, without par value, of the Company (“Shares”) and the Company believes that it is consistent with the Company’s commercial objectives to do so.

NOW, THEREFORE, in consideration of the premises, representations and agreements contained herein, the parties agree as follows:

1. Shelf Registration Statement.

(a) Filing; Effectiveness. The Company shall:

(i) use best efforts to file no later than 60 days following the date of this Agreement an “evergreen” shelf registration statement on Form S-3 (the “Shelf Registration”) pursuant to Rule 415 under the United States Securities Act of 1933, as amended (the “Securities Act”), providing for an offering to be made on a continuous basis of the Taurus Registrable Securities and the New Investor Registrable Securities;

(ii) use commercially reasonable efforts to cause the Shelf Registration to become effective as soon as practicable after such filing;

(iii) subject to Section 1(c), use commercially reasonable efforts to maintain in effect, supplement and amend, if necessary, the Shelf Registration, as required by the instructions applicable to such registration form or by the Securities Act or as reasonably requested by a holder of Taurus Registrable Securities or New Investor Registrable Securities; and

(iv) furnish to the holders of Taurus Registrable Securities and New Investor Registrable Securities copies of any supplement or amendment to such Shelf Registration one business day prior to such supplement, amendment or document being used and/or filed with the United States Securities and Exchange Commission (the “Commission”).

(b) Shelf Registration Procedures.

(i) If at any time the Shelf Registration ceases to be effective, then the Company shall use its best efforts to file and use its commercially reasonable efforts to cause to become effective a new “evergreen” shelf registration statement as promptly as practicable.

(ii) If, after the Shelf Registration has become effective, any stop order, injunction or other order or requirement of the Commission or other governmental agency or authority is threatened, then the Company shall use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as reasonably practicable.

(c) (i) The Company may at any time furnish to the holders of Registrable Securities a certificate signed by its chairman of the board, president, chief executive officer, chief financial officer or general counsel (a “Suspension Notice”) stating that in his or her good faith judgment following consultation with the Company’s outside securities counsel, the filing of an amendment or supplement to the Shelf Registration or a document incorporated by reference therein is necessary in order to ensure that the Shelf Registration conforms in all material respects to the requirements of the Securities Act and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Except to the extent required by law, each holder of Registrable Securities shall keep confidential and not disclose the fact that it has received a Suspension Notice; the Company agrees that any such Suspension Notice shall provide only that a suspension is in effect and shall not include any material non-public information regarding the cause for the issuance of such Suspension Notice. Upon receipt of a Suspension Notice, each holder of Registrable Securities receiving such notice shall immediately cease selling Registrable Securities pursuant to the Shelf Registration and shall discontinue use of any prospectus contained in the Shelf Registration until such holder of Registrable Securities has received written notice from the Company pursuant to Section 1(c)(iv) that the Suspension Notice is no longer in effect.

(ii) If at any time prior to the initial filing of a Shelf Registration the Company shall furnish a Suspension Notice to the holders of Registrable Securities pursuant to Section 1(c)(i), the Company may postpone the filing (but not the preparation) of the Shelf Registration for not more than 45 days upon prior notice of such postponement to the applicable holders of Registrable Securities; provided, however, that the Company shall not be permitted to postpone registration pursuant to this clause (c)(ii) more than once with respect to any Shelf Registration.

(iii) Following the effectiveness of the Shelf Registration, the Company shall be obligated to deliver to the holders of Registrable Securities with Shares registered thereunder a Suspension Notice immediately upon discovery by the Company of any condition of the type specified in Section 1(c)(i). The Company shall use commercially reasonable efforts to supplement and amend, if necessary, as promptly as practicable the Shelf Registration such that the Shelf Registration, as amended or supplemented, conforms in all material respects to the requirements of the Securities Act and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be obligated to supplement or amend the Shelf Registration if the board of directors of the Company determines in good faith following consultation with the Company’s outside securities counsel that the Company has pending or in process a material transaction, the disclosure of which would materially and adversely affect the Company or the market for its securities, or the Company has undisclosed material information that the Company has a bona fide business purpose for preserving as confidential and which in each case would be required by the securities laws to be disclosed in the Shelf Registration; provided, further, that (i) the Company shall be entitled to exercise such right pursuant to the foregoing proviso no more than twice in any period of 12 consecutive months and for no more than 90 days in any period of 12 consecutive months and (ii) the Company shall not be entitled to exercise such right during the 60 days following the effective date of the Shelf Registration.

(iv) The Company shall be obligated to promptly notify the holders of Registrable Securities with Shares registered under a Shelf Registration in writing once (A) the Shelf Registration has been supplemented or amended, including by the filing of a document incorporated therein by reference, in a manner that has corrected the condition that was the subject of such Suspension Notice or (B) the Suspension Notice is otherwise no longer in effect due to the cessation of the condition that was the subject of such Suspension Notice.

2. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of Sections 2(b) and 2(c) hereof, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the date of the Company’s notice.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten registration, and the managing underwriters in good faith advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, (the “Company Acceptable Price Range”), the Company shall include in such registration the maximum number of securities which in the opinion of such underwriters can be sold in an orderly manner within the Company Acceptable Price Range according to the following priority:

(i) The Company may sell up to $50.0 million of securities before any holder of Registrable Securities may sell any Registrable Securities.

(ii) If the Company takes less than its $50.0 million minimum allotment, the MCC Creditors may sell MCC Registrable Securities in an amount up to 40% of the shortfall, Taurus may sell Taurus Registrable Securities in an amount up to 40% of the shortfall, and the New Investors may sell New Investor Registrable Securities in an amount up to 20% of the shortfall. Any amounts not desired to be sold by any of the holders of Registrable Securities will be split by the holders of Registrable Securities desiring to sell additional Registrable Securities in proportion to these percentages.

(iii) For any offering in excess of $50.0 million, the MCC Creditors may sell MCC Registrable Securities in an amount up to 40% of the excess, Taurus may sell Taurus Registrable Securities in an amount up to 40% of the excess, and the New Investors may sell New Investor Registrable Securities in an amount up to 20% of the excess. Any amounts not desired to be sold by any of the holders of Registrable Securities will be split by the holders of Registrable Securities desiring to sell additional Registrable Securities in proportion to these percentages.

(iv) Such other securities as the Company may permit.

With respect to clauses (ii) and (iii) of this Section 2(d), each MCC Creditor may sell a pro rata share of the MCC Creditors’ 40% allotment in proportion to such MCC Creditor’s ownership of MCC Registrable Securities at the time of such underwritten registration (after deducting from the MCC Registrable Securities the Shares, if any, held by any MCC Creditor not participating in such underwritten registration), and each New Investor may sell a pro rata share of the New Investors’ 20% allotment in proportion to the amount of Shares held as a New Investor that are sought by each New Investor to be included in the offering. If the MCC Transaction is not consummated, the percentages allocable to the Taurus Registrable Securities and the New Investor Registrable Securities shall be 66.67% and 33.33%, respectively.

3. Registration Expenses.

(a) “Registration Expenses” are all reasonable and documented “out-of-pocket” expenses of the Company arising from the preparation and initial filing of the Shelf Registration or any Demand Registration and all amendments or commitments thereto required for effectiveness, including without limitation (a) all Commission and any National Association of Securities Dealers registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Registrable Securities (or any Shares being offered by the Company) for offering and sale under the state securities and blue sky laws, including reasonable fees and qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of the Shelf Registration or any Demand Registration, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Common Shares or other equity securities to be sold and all other documents relating hereto, (d) fees and expenses of any escrow agent or custodian, (e) fees, disbursements and expenses of counsel and independent certified public accountants of the Company and (f) all fees and expenses (including listing and qualification fees) in connection with the listing or admission to quotation of the Registrable Securities (or any Shares being offered by the Company).

(b) Each holder of securities included in any registration hereunder (including the Company in the case of a Piggyback Registration) shall pay those Registration Expenses allocable to the registration or offering of such holder’s securities, and any Registration Expenses not so allocable shall be borne (i) in the case of either the Shelf Registration or the Demand Registration, by all holders of Registrable Securities registering Registrable Securities in proportion to the number of Registrable Securities to be registered and (ii) in the case of an offering of Registrable Securities, by all holders of Registrable Securities offering Registrable

Securities (including the Company in the case of a Piggyback Registration) in proportion to the number of Registrable Securities to be offered. The holders of Taurus Registrable Securities shall pay all of the Registration Expenses allocable to both the Taurus Registrable Securities and the New Investor Registrable Securities (other than any underwriting discounts and commissions and transfer taxes, which amount shall be borne by each such holder with respect to its Registrable Securities) up to an amount equal to $200,000 and any amounts in excess of such amount shall be borne by each of them proportionally as provided above.

4. Underwritten Offerings.

(a) If, prior to the deadline for the filing of its Form 10-Q for the second fiscal quarter of 2005, the Company has not completed a primary offering of securities in which (i) the holders of Taurus Registrable Securities were given the opportunity to sell at least $20 million of Taurus Registrable Securities, (ii) the holders of New Investor Registrable Securities were given the opportunity to sell at least $10 million of New Investor Registrable Securities, and (iii) the holders of MCC Registrable Securities were given the opportunity to sell at least $20 million of MCC Registrable Securities, any holders of Registrable Securities constituting more than 10% of the Company’s then outstanding Shares may request on not more than one occasion that the Company effect an underwritten offering of the Registrable Securities (the “Underwritten Demand”).

(b) Within 20 days after such request, the Company may upon written notice to the requesting holders, determine to sell securities in such offering, in which case the rights of the holders of Registrable Securities shall be governed by Section 2 hereof and, unless the holders of Registrable Securities are given the opportunity in such offering to sell at least the amount of Shares set forth in Section 4(a), then the holders of Registrable Securities shall be entitled to request an additional Underwritten Demand as provided in Section 4(a).

(c) If the Company has determined not to sell any securities in the offering, then, within 20 days after receipt of any such request, the Company shall give written notice of such requested underwritten offering to all other holders of Registrable Securities and, subject to the terms of Section 4(f), shall include in such offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the date of the Company’s notice. The holders of a majority of Registrable Securities being offered shall have the right to retain and select an investment banker to administer the offering (including approval of the price and underwriting discount), subject to the Company’s approval which shall not be unreasonably withheld.

(d) No person may participate in any registration hereunder which is underwritten unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements (including pursuant to any over-allotment or “green shoe” option requested by the underwriters, provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(e) Any holder of MCC Registrable Securities desiring to sell in such underwritten offering may request registration under the Securities Act of all or any portion of its Registrable Securities (a “Demand Registration”) if registration under the Securities Act is required to facilitate participation by the holders of MCC Registrable Securities in the offering. The Company may register the MCC Registrable Securities by any means permissible under applicable law to permit the participation by the MCC Creditors in such underwritten offering.

(f) If in connection with the underwritten offering contemplated by this Section 4, the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration (the “Majority Acceptable Price Range”), the Company shall include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the maximum number of Registrable Securities requested to be included which in the good faith opinion of such underwriters can be sold in an orderly manner within the Majority Acceptable Price Range, according to the following priority: (i) first, the MCC Creditors may sell MCC Registrable Securities in an amount up to 40% of the offering amount, Taurus may sell Taurus Registrable Securities in an amount up to 40% of the offering amount, and the New Investors may sell New Investor Registrable Securities in an amount up to 20% of the offering amount with any amounts not desired to be sold by any of the holders of Registrable Securities split by the holders of Registrable Securities desiring to sell additional Registrable Securities in proportion to these percentages and (ii) second, other securities permitted to be included by the Company; provided, that with respect to clause (i) of this Section 4(g), each MCC Creditor may sell a pro rata share of the MCC Creditors’ 40% allotment in proportion to such MCC Creditor’s ownership of MCC Registrable Securities at the time of such underwritten registration (after deducting from the MCC Registrable Securities the Shares, if any, held by any MCC Creditor not participating in such underwritten registration), and each New Investor may sell a pro rata share of the New Investors’ 20% allotment in proportion to the amount of Shares held as a New Investor that are sought by each New Investor to be included in the offer; and provided, further, that if the MCC Transaction is not consummated, the percentages allocable to the Taurus Registrable Securities and the New Investor Registrable Securities shall be 66.67% and 33.33%, respectively.

(g) The Company may postpone the Underwritten Demand (including the filing of a Demand Registration in connection therewith) by issuance of a Suspension Notice as provided in Section 1(c), which provision shall apply equally to any Demand Registration.

5. Registration Procedures.

In connection with any registration hereunder, the Company will:

(a) in connection with the Underwritten Demand, enter into customary agreements (including underwriting agreements in customary form) if requested by a majority of the holders of Registrable Securities requesting such underwritten offering. Such underwriting agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements generally with respect to secondary distributions, including, without limitation, customary indemnification and contribution provisions, and customary agreements as to the provision of opinions of counsel and accountants’ letters. The holders of Registrable Securities on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and such agreement will contain such representations and warranties by the holders of Registrable Securities and such other terms and provisions as are customarily contained in underwriting agreements generally with respect to secondary distributions, including, without limitation, customary representations, warranties or agreements regarding such holder’s title to Registrable Securities and indemnification with respect to any written information provided by such holder of Registrable Securities to the Company expressly for inclusion in the related registration statement. The representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such holders of Registrable Securities.

(b) in connection with the Underwritten Demand, make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(c) furnish to each selling holder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as such selling holder or underwriters may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

(d) file and use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or state securities or “blue sky” laws of such jurisdictions as each selling holder shall request, and do any and all other acts and things that may be necessary under such state securities or “blue sky” laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(e) if reasonably requested by the managing underwriter or underwriters (if any), any selling holder, or such selling holder’s counsel, promptly incorporate into a prospectus supplement or post-effective amendment such information as such person requests to be included therein, including, without limitation, with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

(f) cause the securities covered by such registration statement to be listed on the national securities exchange or quoted on the quotation system on which the Shares are then listed or quoted;

(g) in connection with the Underwritten Demand, participate, to the extent reasonably requested by the managing underwriter for the offering or the holders, in customary efforts to sell the securities being offered, and cause such steps to be taken as to ensure such good faith participation of senior management officers of the Company in “road shows” as is customary;

(h) in connection with the Underwritten Demand, cooperate with each holder and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc., including, if appropriate, the pre-filing of a prospectus as part of a shelf registration statement in advance of an underwritten offering;

(i) otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect the offering and sale of the Registrable Securities as contemplated hereunder; and

(j) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case no later than the effective date of such registration.

6. Representations and Warranties by the Company.

The Company represents and warrants to, and agrees with, each holder of Registrable Securities that:

(a) each registration statement, as supplemented or amended, covering Registrable Securities at its effective date and each prospectus (including any preliminary prospectus) as of the date of such prospectus, or, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement related thereto, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the effective date of such registration statement when a prospectus would be required to be delivered under the Securities Act, other than from such time as the Company has delivered a Suspension Notice to such holder of Registrable Securities pursuant to Section 1(c) until such time as the Company has delivered a notice withdrawing such Suspension Notice to such holder of Registrable Securities, each such registration statement and each prospectus contained therein, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities expressly for use therein;

(b) any documents incorporated by reference in any prospectus referred to in Section 4, when they become or became effective or are or were filed with the Commission, as the case may be, as then amended or supplemented, will conform or conformed in all material respects to the requirements of the Securities Act or the United States Securities Exchange Act of 1934, as amended, as applicable, and none of such documents will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities expressly for use therein;

(c) the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the property or assets of the Company or any subsidiary is subject, or (ii) result in any violation of the provisions of the Articles of Incorporation or By-Laws of the Company as currently in effect or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Registrable Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the offering and distribution of the Registrable Securities.

7. Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, partners, employees and agents and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, actions, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each holder of Registrable Securities, its officers, directors, partners, employees and agents and each person who controls such holder (within the meaning of the Securities Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as (i) the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein, (ii) by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same, or (iii) such holder’s failure to comply with Section 1(c) hereof.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, officers, partners, employees and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder, (ii) such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same, or (iii) such holder’s failure to comply with Section 1(c) hereof.

(c) Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party.

8. Termination.

(a) This Agreement may be terminated at any time by written consent by each of the parties hereto. Subject to Section 9(g), this Agreement shall be terminated automatically with respect to a holder of Registrable Securities upon the sale, transfer, assignment or other disposal by such holder of all of such holder’s Registrable Securities. The Shares held by any holder of Registrable Securities shall cease to constitute Registrable Securities at such time as such Shares may be sold pursuant to Rule 144 (or any successor rule) under the Securities Act in a single transaction.

(b) Upon termination of this Agreement none of the parties shall have any further liability hereunder, except with respect to Section 7 hereof.

9. Definitions.

(a)	“Affiliate” has the meaning set forth in the Securities Act.

(b)	“MCC” means Mississippi Chemical Corporation, a debtor and debtor-in-possession in a chapter 11 bankruptcy case pending in the United States Bankruptcy Court for the Southern District of Mississippi.

(c)	“MCC Creditors” means the unsecured creditors of MCC receiving Shares pursuant to a chapter 11 plan of reorganization of MCC to the extent such creditor, together with its Affiliates, holds MCC Registrable Securities constituting at least 1% of the Company’s outstanding Shares and to the extent such creditor agrees to become a party to this Agreement and to be bound by the terms and provisions of this Agreement applicable to the MCC Creditors by executing a signature page hereto.

(d)	“MCC Registrable Securities” means (i) the Shares distributed by MCC to the MCC Creditors pursuant to a chapter 11 plan of reorganization of MCC, (ii) any Shares issued to the MCC Creditors upon a redemption of the Parent Preferred Stock (issued pursuant to and as defined in the Stock Purchase Agreement by and among the Company, MCC and MissChem Acquisition Inc.) distributed by MCC to the MCC Creditors pursuant to a chapter 11 plan of reorganization of MCC, and (iii) any Shares issued or issuable with respect to any such Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

(e)	“MCC Transaction” means the purchase by the Company of MCC.

(f)	“New Investors” means each of Värde Investment Partners, L.P., Seneca Capital LP, Seneca Capital International Ltd., Delta Onshore, LP, Delta Institutional, LP, Delta Offshore, Ltd. Delta Pleiades, LP, Perry Partners, L.P. and Perry Partners International, Inc.

(g)	“New Investor Registrable Securities” means the 12.5 million Shares purchased in the aggregate by the New Investors from Taurus pursuant to purchase agreements, dated as of the date hereof, by and between Taurus and each New Investor (each, a “Purchase Agreement”), and any Shares issued or issuable with respect to such Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

(h)	“Registrable Securities” means the Taurus Registrable Securities, the New Investor Registrable Securities and the MCC Registrable Securities.

(i)	“Taurus” means Taurus Investments S.A.

(j)	“Taurus Registrable Securities” means (i) 17.5 million Shares minus (ii) the number of Shares transferred by Taurus to the New Investors on the date hereof plus (iii) in the event that Terra has consummated or terminated the MCC Transaction, the number of additional Shares held by Taurus on which Terra and Taurus shall reasonably agree, taking into account the consummation or termination, as the case may be, of such transaction and Section 382 of the United States Tax Code of 1986, as amended, and the rules and regulations promulgated thereunder.

10. Miscellaneous.

(a) Lock-Up. If advised by the relevant lead underwriter that a lock-up is, in the good faith determination of such lead underwriter, advisable in connection with an underwritten primary offering by the Company (other than pursuant to a registration statement on Form S-8), each holder of Registrable Securities agrees (and no holder of Registrable Securities will be permitted to agree separately with the Company or any underwriter for more favorable lock-up terms) to cease sales of all other securities of the Company (other than any securities included in the registration statement relating to such primary offering) until (i) the earlier of (A) the expiration of the period of time (not to exceed 90 days) so requested by the lead underwriter; and (B) termination of the offering efforts.

(b) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to any Shares, Registrable Securities or any other securities that would be inconsistent with the terms contained in this Agreement. The Company further represents and warrants that, in the event it grants any person registration rights at any time within the six months following the effective date of the Shelf Registration, the holders of Registrable Securities shall be entitled to participate on a pro rata basis in any such registrations.

(c) Specific Performance. The parties hereto acknowledge that there would be no determinable amount of damages and no adequate remedy at law if the Company breached any of the provisions and obligations of the Agreement and that the holders of Registrable Securities from time to time may be irreparably harmed. The parties hereto agree that the holders of Registrable Securities, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in any court having jurisdiction.

(d) Notices. All notices, requests, claims or demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered personally or by courier, three days after being dispatched by express courier, or when received by facsimile transmission if promptly confirmed by foregoing means to the following address or, in the case of any other Shareholder, the address set forth on the signature pages hereto:

to Taurus Investments S.A. at:

48 rue de Bragance, L-1255, Luxembourg

Facsimile: +352 404 110 250

Attention: Company Secretary

with a copy to Anglo American plc at:

20 Carlton House Terrace, London SW1Y 5AN, U.K.

Facsimile: +44 207 698 8755

Attention: Company Secretary

to the Company at:

Terra Centre, 600 Fourth Street, Sioux City, Iowa 51102, U.S.A.

Facsimile: +1 712 279 8719

Attention: General Counsel

with a copy to Kirkland & Ellis LLP at:

200 East Randolph Drive, Chicago, Illinois 60601, U.S.A.

Facsimile: +1 312 861 2200

Attention: Carter W. Emerson, P.C.

to Seneca Capital LP at:

c/o Seneca Capital Advisors, LLC

950 Third Avenue, New York, 10022, U.S.A.

Facsimile: +1 212 758 6060

Attention: Doug Hirsch

to Seneca Capital International Ltd. at:

c/o Seneca Capital Investments, LLC

950 Third Avenue, New York, 10022, U.S.A.

Facsimile: +1 212 758 6060

Attention: Doug Hirsch

to Perry Partners L.P. at:

599 Lexington Avenue, 36th Floor, New York, 10022, U.S.A.

Facsimile: +1 212 583 4099

to Perry Partners International, Inc. at:

c/o CITCO Fund Services (Cayman Islands) LTD

Corporate Center, West Bay Rd.

P.O. Box 31106 SMB, Grand Cayman, Cayman Islands

Facsimile: +1 345 949 3877

with a copy to Perry Corp. at:

599 Lexington Avenue, 36th Floor, New York, 10022, U.S.A.

Facsimile: +1 212 583 4099

to Värde Investment Partners, L.P. at:

Värde Investment Partners, L.P.

8500 Normandale Lake Blvd. Suite 1570

Minneapolis, MN 55437-3813

Facsimile: + 1 952 893 9613

Attention: Marcia Page or Jeff Thuringer

(e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f) Arbitration. The parties irrevocably agree that any dispute arising out of or relating to this Agreement shall be settled by arbitration between the parties in accordance with the arbitration rules of the International Chamber of Commerce (“ICC”) as in effect at the time of submission of the dispute to such arbitration. Such arbitration shall be the exclusive method for resolution of the dispute, and the determination of the arbitrators shall be final and binding. The costs of the arbitration, and the reasonable and related legal and other costs of the party prevailing in the arbitration, shall be borne by the party who does not prevail. The arbitral award shall specify which such party or parties is the “prevailing party” for this purpose. The number of arbitrators shall be three. The holders of Registrable Securities on the one hand and the Company on the other hand shall each act as one party for purposes of appointing arbitrators under the ICC arbitration rules. The place of arbitration shall be Toronto, Canada and the arbitration shall be conducted in the English language. The arbitrators shall decide the merits of such dispute in accordance with the laws of the State of New York.

(g) Assignment. Following prior notice of such assignment to the Company, each of the holders of Registrable Securities may assign its rights or obligations hereunder (i) to any of it Affiliates to whom it transfers its Registrable Securities or (ii) to any other person to whom it transfers at least 50% of the Registrable Securities held by such Shareholder as of the date such Shareholder became a party to this Agreement; provided that, in the case of clause (ii), this Agreement shall terminate with respect to any such transferee upon a transfer by such transferee (other than to such transferee’s Affiliates) of its Registrable Securities. Each such assignee shall agree to become a party to this Agreement and be bound by the terms and provisions hereof.

(h) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(i) Entire Agreement; Amendments. This Agreement sets forth the agreements and understandings as to the matters contained herein only between the Company on the one hand and each individual Shareholder on the other. This Agreement does not set forth, and should not be implied to create, any agreement or understanding between or among any holders of Registrable Securities as to any matters (other than with respect to the payment of Registration Expenses). This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of a majority of the Registrable Securities, unless (i) such amendment or waiver disproportionately affects the rights of any class of Registrable Securities, in which case such amendment or waiver shall require the written consent of the holders of a majority of such class of Registrable Securities or (ii) such amendment or waiver disproportionately affects the rights of any holder of Registrable Securities, in which case such amendment or waiver shall require the written consent of such holder; provided further that consent of the holders of Registrable Securities shall not be required to join any MCC Creditor or any assignee permitted hereunder as a party to this Agreement.

(j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(k) Effectiveness of Agreement. This Agreement shall not become effective as to any New Investor until such New Investor consummates its purchase of the New Investor Registrable Securities to be purchased by such New Investor pursuant to the Purchase Agreement to which it is a party.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first written above.

TERRA INDUSTRIES INC.

By:	/s/ MICHAEL L. BENNETT
Name:	Michael L. Bennett
Title:	President & CEO

Signature Pages to Registration Rights Agreement

TAURUS INVESTMENTS S.A.

By:	/s/ BEN L. KEISLER
Name:	Ben L. Keisler
Title:	Authorized Signatory

Shares

Signature Pages to Registration Rights Agreement

VÄRDE INVESTMENT PARTNERS, L.P.

By:	Värde Investment Partners G.P., LLC, its
General Partner

By:	Värde Partners, L.P., its Managing Member

By:	Värde Partners, Inc., its General Partner

By:	/s/ GREGORY S. McMILLAN
Name:	Gregory S. McMillan
Title:	Managing Director

2 million Shares

Signature Pages to Registration Rights Agreement

SENECA CAPITAL LP

By:	/s/ DOUG HIRSCH
Name:	Doug Hirsch
Title:	Managing Member of Seneca
Capital Advisors, LLC, as General
Partner of Seneca Capital LP

800,000 Shares

SENECA CAPITAL INTERNATIONAL LTD.

By:	/s/ DOUG HIRSCH
Name:	Doug Hirsch
Title:	Managing Member of Seneca
Capital Investments, LLC, as Investment
Advisor to Seneca Capital International LTD.

1,700,000 Shares

Signature Pages to Registration Rights Agreement

DELTA ONSHORE, LP.

By:	Trafelet & Company, LLC as investment
Manager

By:	Peter J. Hofbauer as Chief Operating Officer

By:	/s/ PETER J. HOFBAUER
Name:	Peter J. Hofbauer
Title:	COO

160,000 Shares

DELTA INSTITUTIONAL, LP

By:	Trafelet & Company, LLC as investment
Manager

By:	Peter J. Hofbauer as Chief Operating Officer

By:	/s/ PETER J. HOFBAUER
Name:	Peter J. Hofbauer
Title:	COO

840,000 Shares

Signature Pages to Registration Rights Agreement

DELTA OFFSHORE, LTD

By:	Trafelet & Company, LLC as investment
Manager

By:	Peter J. Hofbauer as Chief Operating Officer

By:	/s/ PETER J. HOFBAUER
Name:	Peter J. Hofbauer
Title:	COO

860,000 Shares

DELTA PLEIADES, LP

By:	Trafelet & Company, LLC as investment
Manager

By:	Peter J. Hofbauer as Chief Operating Officer

By:	/s/ PETER J. HOFBAUER
Name:	Peter J. Hofbauer
Title:	COO

140,000 Shares

Signature Pages to Registration Rights Agreement

PERRY PARTNERS, L.P.

By:	Perry Corp., its General Partner

By:	/s/ ALP ERCIL
Name:	Alp Ercil
Title:	Managing Director

1.5 million Shares

PERRY PARTNERS INTERNATIONAL, INC.

By:	Perry Corp., its Investment Manager

By:	/s/ ALP ERCIL
Name:	Alp Ercil
Title:	Managing Director

4.5 million Shares

Signature Pages to Registration Rights Agreement